UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2010
 (Date of earliest event reported: May 4, 2010)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

61B Industrial PKWY, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01                            Changes In Registrant's Certifying Accountant.

On May 10, 2010, Phoenix International Ventures, Ltd. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the resignation of Mark Bailey & Co. (“MBC”) as the Company’s independent auditor, and the engagement of Hunter and Renfro, LLP as the Company’s new independent auditor. In accordance with the requirements of Item 304(a) of Regulation S-K, the Company furnished MBC with a copy of the Initial 8-K and requested from MBC a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such statements, made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  MBC’s letter, which was not available at the time of filing of the Initial 8-K, was received on May 10, 2010.  This Current Report on Form 8-K/A amends the Initial 8-K to file MBC’s letter in accordance with the requirement of Item 304 of Regulation S-K.  MBC’s letter dated May 10, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from MBC dated May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix International Ventures, Inc.

Date: May 11, 2010	By:	/s/ Neev Nissenson
Neev Nissenson
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from MBC dated May 10, 2010